                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [X] Preliminary Proxy Statement          [ ] Confidential, for Use of the
     [ ] Definitive Proxy Statement               Commission Only (as permitted
     [ ] Definitive Additional Materials          by Rule 14a-6(e)(2))
     [ ] Soliciting Material Pursuant to
         Rule 14a-11(c) or Rule 14a-12

                  SYSTEMS & COMPUTER TECHNOLOGY CORPORATION.

--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
      (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
      (5) Total fee paid:

--------------------------------------------------------------------------------
     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

--------------------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
      (3) Filing Party:

--------------------------------------------------------------------------------
      (4) Date Filed:

--------------------------------------------------------------------------------

[SCT GRAPHIC]



                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
                         Great Valley Corporate Center
                            Four Country View Road
                          Malvern, Pennsylvania 19355
                            -----------------------


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               February 26, 1998
                            -----------------------

To Our Shareholders:

The Annual Meeting of Shareholders of Systems & Computer Technology Corporation (the "Company") will be held at 9:00 A.M. on February 26, 1998 at Two Country View Road, Malvern, Pennsylvania for the following purposes:

1.  To elect two directors of the Company;
2. To approve an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of the Company's Common Stock from 24,000,000 to 100,000,000 shares;
3. To approve an amendment to the Company's 1994 Long-Term Incentive Plan increasing the number of shares of the Company's Common Stock reserved for issuance thereunder from 1,750,000 to 2,750,000 shares; and
4.  To transact such other business as may properly come before the meeting.

    Only holders of the Company's Common Stock at the close of business on January 16, 1998 are entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. Such shareholders may vote in person or by proxy. The stock transfer books of the Company will not be closed. The accompanying form of proxy is solicited by the Board of Directors of the Company.

                                  By Order of the Board of Directors



                                  Richard A. Blumenthal
                                  Secretary

January 22, 1998

--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN AND PROMPTLY RETURN YOUR PROXY. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING. IT WILL, HOWEVER, HELP ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.
--------------------------------------------------------------------------------

                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
                         Great Valley Corporate Center
                            Four Country View Road
                          Malvern, Pennsylvania 19355
                               ----------------


                                PROXY STATEMENT

                        Annual Meeting of Shareholders

                               ----------------


     This Proxy Statement, which is first being mailed to shareholders on approximately January 22, 1998, is furnished in connection with the solicitation by the Board of Directors of Systems & Computer Technology Corporation (the "Company") of Proxies to be used at the Annual Meeting of Shareholders of the Company (the "Annual Meeting"), to be held at 9:00 A.M. on February 26, 1998 at Two Country View Road, Malvern, Pennsylvania, and at any adjournments or postponements thereof. If Proxies in the accompanying form are properly executed and returned prior to voting at the Annual Meeting, the shares of Common Stock represented thereby will be voted as instructed on the Proxy. If no instructions are given on a properly executed and returned Proxy, the shares of Common Stock represented thereby will be voted for the election of the nominees for director named below, for the proposal to approve an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of the Company's Common Stock from 24,000,000 to 100,000,000 shares, for the proposal to approve an amendment to the Company's 1994 Long-Term Incentive Plan increasing the number of shares of the Company's Common Stock reserved for issuance thereunder from 1,750,000 to 2,750,000 shares, and in support of management on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. Any Proxy may be revoked by a shareholder prior to its exercise upon written notice to the Secretary of the Company, by delivering a duly executed Proxy bearing a later date, or by the vote of a shareholder cast in person at the Annual Meeting.

                                    VOTING

     Holders of record of the Company's Common Stock on January 16, 1998 (the "Record Date") will be entitled to vote at the Annual Meeting or any adjournments or postponements thereof. As of that date, there were 16,619,344 shares of Common Stock outstanding and entitled to vote. A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on each matter that may properly come before the Annual Meeting.

     Directors are elected by the affirmative vote of a plurality of the votes of the shares entitled to vote, present in person or represented by proxy. Shareholders are not entitled to cumulative voting in the election of directors. An affirmative vote of a majority of the Common Stock outstanding on the Record Date is required for approval of Proposal 2, and an affirmative vote of a majority of the votes entitled to vote, present in person or represented by proxy, is required for approval of Proposal 3. Abstentions, votes withheld and broker non-votes

(described below) are counted in determining whether a quorum is present. Abstentions with respect to any proposal other than the election of directors will have the same effect as votes against the proposal, because approval requires a vote in favor of the proposal by a specified majority. Broker non-votes occur when a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because the beneficial owner has not checked one of the boxes on the proxy card. Broker non-votes will have no effect on the outcome of Proposals 1 or 3, and will have the same effect as votes against Proposal 2.

                             ELECTION OF DIRECTORS

                                 (Proposal 1)

     The Company's Board of Directors is divided into three classes with staggered three year terms. The terms of Thomas I. Unterberg and Michael D. Chamberlain expire at the Annual Meeting, and each is nominated to fill a term expiring at the 2001 Annual Meeting of Shareholders. The terms of Michael J. Emmi and Allen R. Freedman expire at 1999 Annual Meeting of Shareholders, and the term of Gabriel A. Battista expires at the 2000 Annual Meeting of Shareholders. Unless otherwise specified in the accompanying Proxy, the shares voted pursuant thereto will be cast for Mr. Unterberg and Mr. Chamberlain for a term to expire at the 2001 Annual Meeting of Shareholders. If, for any reason, at the time of election, either Mr. Unterberg or Mr. Chamberlain should be unable to accept his nomination or election, it is intended that such Proxy will be voted for the election, in his place, of a substituted nominee, who would be recommended by the Board of Directors. The Board of Directors, however, has no reason to believe that either Mr. Unterberg or Mr. Chamberlain will be unable to serve as a director.

                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE
             FOR THE ELECTION OF EACH OF THE NOMINATED DIRECTORS.

     The following table sets forth as to the nominees and as to each other director: (i) his age; (ii) all positions and offices he holds with the Company;
(iii) his principal occupation or employment during the past five years; (iv) other directorships he holds in public companies; (v) the period of time he has served as a director of the Company; and (vi) the expiration of his current term as a director of the Company.


                                         Positions with the Company, Principal              Has Been      Expiration of
                                         Occupation and Other Directorships                 a Director    Current Term
      Name                        Age                                                       Since
Nominees for Election

Thomas I. Unterberg*              67     Co-Founder  and  Managing  Director  of  C.E.      1982          Annual Meeting
                                         Unterberg Towbin (formerly  Unterberg Harris)                    (1)
                                         since June 1989. He is also a director of
                                         The AES Corporation, ECCS, Inc., Electronics
                                         For Imaging, Inc. and Scanvec, Inc.

Michael D. Chamberlain            53     President,  SCT Software Group of the Company      1989          Annual Meeting
                                         since May 1994;  Senior Vice President of the                    (1)
                                         Company since July 1990.

Directors Continuing in Office
Michael J. Emmi                   55     Chairman  of the Board,  President  and Chief      1985          1999
                                         Executive Officer of the Company since May
                                         1985. Mr. Emmi is also a director of
                                         CompuCom Systems, Inc. and National Media
                                         Corporation

Allen R. Freedman*                57     Managing Director,  Fortis International N.V.      1982          1999
                                         (formerly AMEV International N.V.) since
                                         January  1987.  Chairman and Chief  Executive
                                         Officer of Fortis, Inc. (formerly AMEV
                                         Holdings,  Inc.) since  November  1990. He is
                                         also a director  of Genesis  Health  Ventures
                                         and Fortis Securities, Inc.

Gabriel A. Battista               53     Chief Executive Officer of Network                 1996          2000
                                         Solutions, Inc. since October 1996. From
                                         November 1991 to October 1996, Mr. Battista
                                         served in various executive positions for
                                         Cable & Wireless, Inc., most recently as
                                         Chief Executive Officer, and previously as
                                         President and  Chief Operating   Officer,
                                         respectively. Mr. Battista is also a
                                         director of Network  Solutions, Inc. and
                                         Axent Technologies, Inc.

         ----------
         *Member of the Audit and Compensation Committees.

         (1) If reelected at the Annual Meeting, this nominee will serve for a term ending at the 2001 Annual Meeting of Shareholders, or until his successor is duly elected and qualified.

         During the fiscal year ended September 30, 1997 ("fiscal 1997"), the Board of Directors held four meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and committees of the Board of Directors on which he served.

         The Audit Committee consists of Messrs. Unterberg and Freedman. The function of the Audit Committee is to recommend to the Board of Directors the accounting firm to be retained to audit the Company's financial statements and to consult with, and review recommendations made by, such accounting firm with respect to financial statements, financial records and controls, and to make such other recommendations to the Board of Directors as it deems appropriate from time to time. The Audit Committee held one meeting during fiscal 1997.

         During fiscal 1997, the Compensation Committee, which consists of Messrs. Unterberg and Freedman, held one meeting. The Compensation Committee considers recommendations of the Company's management regarding compensation and fringe benefits of the senior executives of the Company and determines whether the recommendations of management are consistent with general policies, practices, and compensation scales established by the Board of Directors.

     The Company does not have a standing nominating committee.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons"), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. Reporting Persons are also required to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of
Section 16(a) reports furnished to the Company and written representations of Reporting Persons that no other reports were required with respect to fiscal 1997, all Section 16(a) filing requirements applicable to the Reporting Persons were met, except that Eric Haskell filed one report late relating to the conversion of convertible subordinated debentures owned by him as Custodian for his children.



                            EXECUTIVE COMPENSATION

Cash and Non-Cash Compensation Paid to Certain Executive Officers

         The following table sets forth, for the fiscal years ended September 30, 1995, 1996 and 1997, respectively, certain compensation information with respect to: (a) the Company's Chief Executive Officer; (b) each of the four other most highly compensated executive officers of the Company whose total annual salary and bonus for fiscal 1997 exceeded $100,000 and who were serving at the end of fiscal 1997, based on the salary and bonus earned by such executive officers during fiscal 1997; and (c) one additional individual for whom disclosures would have been provided pursuant to clause (b) above but for the fact that she was not serving as an executive officer of the Company at the end of fiscal 1997 (collectively, the "named executive officers").


---------------------------------------------------------------------------------------------------------------
                                         SUMMARY COMPENSATION TABLE

                                                                            Long-Term
                                                                           Compensation
                                                                           ------------
                                                                              Awards
                                                                           ------------
                                                                            Securities
                                              Annual Compensation           Underlying        All Other
                                          --------------------------
Name and Principal                         Salary             Bonus           Options       Compensation
    Position                   Year         ($)                ($)              (#)             ($)
---------------------------------------------------------------------------------------------------------------
Michael J. Emmi
  Chairman of the              1997       $374,500          $337,000           -0-            $20,644 (1)
  Board, President             1996       $353,500          $110,000           -0-            $20,285
  and Chief Executive          1995       $335,000          $200,000           -0-            $21,516
  Officer
---------------------------------------------------------------------------------------------------------------

Michael D. Chamberlain
  Senior Vice President;       1997       $276,300          $199,500           -0-            $7,167 (1)
  President, SCT Software      1996       $259,800          $60,000            -0-            $6,645
  Group                        1995       $247,050          $110,000           -0-            $7,331

---------------------------------------------------------------------------------------------------------------

Eric Haskell
  Senior Vice                  1997       $242,300          $139,000           -0-            $6,053 (1)
  President, Finance           1996       $229,850          $40,000            -0-            $6,002
  and Administration,          1995       $215,800          $70,000            -0-            $4,550
  Treasurer and Chief
  Financial Officer
---------------------------------------------------------------------------------------------------------------

Richard A. Blumenthal
  Senior Vice President,       1997       $188,050          $93,000            -0-            $5,873 (1)
  General Counsel and          1996       $178,300          $30,000            -0-            $5,662
  Secretary                    1995       $168,300          $55,000            -0-            $5,424

---------------------------------------------------------------------------------------------------------------

Susan R. Sheridan
  Senior Vice President,       1997 (2)   $181,393          $83,000            -0-            $1,238 (1)
  Corporate Marketing and      1996       $143,300          $30,000            -0-            $1,057
  Organizational Strategy      1995       $133,300          $30,000            50,000         $  891

---------------------------------------------------------------------------------------------------------------

Mark A. Cochran
  Vice President,              1997 (3)   $130,818          $38,400            7,000          $3,183 (1)
   Human Resources and
   Organizational Strategy

---------------------------------------------------------------------------------------------------------------

(1) The amounts shown for fiscal 1997 represent Company matching contributions to each of the named executive's accounts in the Company's 401(k) retirement plan in the following amounts: Mr. Emmi, $4,750; Mr. Chamberlain, $5,050; Mr. Haskell, $4,609; Mr. Blumenthal, $4,946; Ms. Sheridan, $844; and Mr. Cochran, $3,183,as well as the following premiums paid by the Company on life insurance policies under which each named executive officer is the named insured and has the right to name the beneficiary: Mr. Emmi, $15,894; Mr. Chamberlain, $2,117; Mr. Haskell, $1,444; Mr. Blumenthal, $927; and Ms. Sheridan, $394.

(2) Ms. Sheridan was appointed Managing Director of SCT International Ltd., a subsidiary of the Company in August 1997, at which time she no longer served as an executive officer of the Company.

(3)  Mr. Cochran became an executive officer of the Company in September 1997.

Stock Options Granted to Certain Executive Officers During Last Fiscal Year

         The following table sets forth certain information regarding options for the purchase of the Company's common stock that were awarded to the named executive officers during fiscal 1997.


----------------------------------------------------------------------------------------------------------------------------------
                                       OPTION GRANTS IN FISCAL YEAR ENDED SEPTEMBER 30, 1997
==================================================================================================================================

                                                                                                   Potential Realizable
                                                                                                     Value at Assumed
                                                                                                     Annual Rates of
                                                                                                       Stock Price
                                                                                                      Appreciation
                                 Individual Grants                                                 For Option Term (1)
---------------------------------------------------------------------------------------------------------------------------------
                                   Number of
                                   Securities      % of Total
                                   Underlying      Options
                                   Options         Granted to       Exercise or
                                   Granted         Employees in     Base Price    Expiration
  Name                               (#)           Fiscal Year       ($/sh)         Date           5% ($)         10% ($)
---------------------------------------------------------------------------------------------------------------------------------
Michael J. Emmi                    -0-             0%               N/A             N/A            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------

Michael D. Chamberlain             -0-             0%               N/A             N/A            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------

Eric Haskell                       -0-             0%               N/A             N/A            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------

Richard A. Blumenthal              -0-             0%               N/A             N/A            N/A            N/A
=================================================================================================================================

Susan R. Sheridan                  -0-             0%               N/A             N/A            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------

Mark A. Cochran                    7,000           2.8%             $13.50          11/8/06        $59,431        $150,609
=================================================================================================================================

         (1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon the exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Company's Common Stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, non-transferability or vesting over a period of years.

Stock Options Exercised by Certain Executive Officers During Fiscal 1997 and Held by Certain Executive Officers at September 30, 1997

     The following table sets forth certain information regarding options for the purchase of the Company's common stock that were exercised and/or held by named executive officers during fiscal 1997.

--------------------------------------------------------------------------------
                  AGGREGATED OPTION EXERCISES IN FISCAL YEAR
            ENDED SEPTEMBER 30, 1997 AND FY 1997-END OPTION VALUES
================================================================================

                                                                                            Value of
                                                                                            Unexercised
                                                                   Number of Securities     In-the-Money
                                                                   Underlying Unexercised   Options
                                       Shares                      Options at               at FY-End ($)
                                       Acquired on     Value       FY-End (#) Exercisable/  Exercisable/
     Name                              Exercise (#)    Realized    Unexercisable            Unexercisable(1)
====================================================================================================================
Michael J. Emmi                        150,492         $3,810,324  193,000/200,000          $7,424,398/$5,137,500
--------------------------------------------------------------------------------------------------------------------
Michael D. Chamberlain                 15,000          $444,375    110,000/150,000          $4,061,070/$3,853,125
--------------------------------------------------------------------------------------------------------------------
Eric Haskell                            8,000          $227,504    69,000/100,000           $2,503,393/$2,568,750
--------------------------------------------------------------------------------------------------------------------
Richard A. Blumenthal                  15,000          $342,500    58,000/80,000            $2,168,035/$2,055,000
====================================================================================================================
Susan R. Sheridan                          -0-            -0-      23,001/50,000            $663,011/$1,253,125
--------------------------------------------------------------------------------------------------------------------
Mark A. Cochran                         3,000           $16,390    0/10,000                 0/$303,000
====================================================================================================================

     (1) The values in this column are based on the fair market value price of the Company's Common Stock of $45.0625 on September 30, 1997, the last day of fiscal 1997.

Compensation of Directors

     Members of the Board of Directors who are officers of the Company are not separately compensated for serving on the Board of Directors. Under the Company's 1994 Non-Employee Director Stock Option Plan, any person who becomes a director of the Company, other than an employee of the Company or any of its subsidiaries, will be entitled to receive an option to purchase 30,000 shares of Common Stock on the date of the person's appointment or election to the Board of Directors. The options vest ratably over the five year period following the date of grant, with the first one-fifth of such options vesting on the first anniversary of the date of grant. The per share purchase price payable on the exercise of such option will be equal to the closing sale price of a share of Common Stock on the date of the director's appointment or election. However, if the closing sale price of a share of Common Stock on the date on which an option is awarded is less than $12.00 or greater than $22.00, then the number of shares obtained upon the exercise of the option will be equal to the quotient which results from dividing $600,000 by the closing sale price of a share of Common Stock on the date of the award; provided, however, that the number of shares purchasable under any option awarded may not exceed 40,000. Once a non-employee director has been awarded an option under the Non-Employee Director Plan, the director is not thereafter entitled to receive an additional award under the Non-Employee Director Plan.

     On November 8, 1996, Mr. Battista was granted an option to purchase 30,000 shares of Common Stock pursuant to the 1994 Non-Employee Director Stock Option Plan at a per share exercise price of $13.50.

Compensation Committee Interlocks and Insider Participation

     During fiscal 1997, the members of the Compensation Committee of the Company's Board of Directors were Messrs. Unterberg and Freedman. During fiscal 1997, the Company paid Fortis Benefits Insurance Company, a wholly owned subsidiary of Fortis, Inc., the aggregate sum of $788,648 in premiums for life insurance and long term disability insurance provided to the Company's employees under the Company's Group Benefits Plan. Mr. Freedman is Chairman and Chief Executive Officer of Fortis, Inc.

Board Compensation Committee Report on Executive Compensation

     It is SCT's policy to offer competitive compensation opportunities for its employees based on a combination of factors, including corporate performance, group performance, and the individual's personal contribution to the business.

     The Compensation Committee of the Company, consisting solely of non-employee directors, annually reviews and approves the compensation of the Company's executive officers. A significant part of executive officers' compensation may be dependent upon the Company's annual financial performance and the price of the Company's stock.

     There are three basic elements to executive officer compensation: base salary, bonus, and stock incentives, typically in the form of stock options granted at market and vesting over a period of time. This program rewards executive officers for long-term strategic management and enhancement of shareholder value by providing the executive officers an opportunity to acquire equity ownership in the Company. The program stresses both annual and long-term performance, and supports a performance oriented environment. In combination, these elements help the Company to attract and retain qualified executive management personnel.

     The Compensation Committee considers increases in executive officer base salary based on the recommendation of the Chief Executive Officer, taking into consideration, among other things, salaries paid to executives of other companies in comparable positions and the factors discussed below relating to the payment of bonuses.

     The Compensation Committee awards bonuses to the Company's executive officers, based predominantly on factors established prior to the commencement of the Company's fiscal year. Depending on the achievement by the Company of a targeted percentage (72.07% for fiscal 1997) of budgeted earnings per share, each executive officer is eligible to receive a bonus from a bonus pool based on an established percentage of base salary, subject to increase or decrease on the recommendation of the Chief Executive Officer.

     The Compensation Committee determined shortly after the completion of the Company's fiscal year ended September 30, 1996 that a 6.1% increase in the Chief Executive Officer's base salary for fiscal 1997 was appropriate in light of the Company's financial performance during fiscal year 1996. In addition, shortly after the completion of the Company's fiscal year ended September 30, 1997, the Chief Executive Officer was granted a $337,000 bonus out of a total bonus pool for executive officers of $889,900, based on the Company's financial performance in fiscal 1997.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), precludes a public corporation from taking a deduction for compensation paid in excess of

$1,000,000 to its Chief Executive Officer or any of its four other highest paid officers. Certain performance-based compensation, however, is specifically exempt from the deduction limitation. Performance-based compensation must be determined by a committee comprised solely of two or more outside directors. In order to qualify as an outside director, a person may not be an employee of the Company and generally may not receive, directly or indirectly, compensation for services other than in that person's capacity as a director. The Company from time to time has retained and may continue to retain the services of entities with which members of the Compensation Committee are affiliated. See Compensation Committee Interlocks and Insider Participation. In making this determination, the Compensation Committee considers the benefits derived from utilizing the services of such entities and the impact of Section 162(m) of the Code.

     The foregoing constitutes the report of the Compensation Committee of the Board of Directors for the Company's fiscal year ended September 30, 1997.

Allen R. Freedman
Thomas I. Unterberg


STOCK PERFORMANCE CHART

     The following chart compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock during the five fiscal years ended September 30, 1997 with the cumulative total return on the Standard & Poor's 500 Index and the Standard & Poor's Computer Software and Services Index. The comparison assumes $100 was invested on September 30, 1992 in the Common Stock and in each of the foregoing indices and assumes reinvestment of dividends. The Company has not paid any dividends on its Common Stock during this period.




                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
      AMONG SYSTEMS & COMPUTER TECHNOLOGY CORP., THE S&P 500 INDEX AND THE
                   S&P COMPUTERS (SOFTWARE & SERVICES) INDEX


                           [LINE CHART APPEARS HERE]


SCTC                                                       Cumulative Total Return
                                            -------------------------------------------------------
                                                9/92      9/93    9/94      9/95     9/96     9/97

SYSTEMS & COMPUTER TECHNOLOGY CORP.              100       180     254       386      175      644

S & P 500                                        100       113     117       152      183      257

S & P COMPUTERS (SOFTWARE & SERVICES)            100       133     158       230      334      549

* $100 INVESTED ON 9/30/92 IN STOCK OR INDEX
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING SEPTEMBER 30.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Security Ownership of Certain Beneficial Owners

     The following table sets forth information, as of December 31, 1997, with respect to the beneficial ownership of shares of Common Stock of the Company (the only class of outstanding voting security of the Company) by each person who is known to the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock.


     Name and Address of                 Amount and Nature of                    Percent of
       Beneficial Owner                  Beneficial Ownership (1)(2)              Class
-----------------------                --------------------------             ---------

CoreStates Investment Advisors, Inc.           1,075,166(3)                         6.5%
1500 Market Street
PO Box 7558
Philadelphia, PA 19101-7558

    (1) Information with respect to beneficial ownership is based upon information furnished by the shareholder.
    (2) Does not include the 1,030,702 shares owned of record by the Company's Employee Stock Ownership Trust. Mr. Emmi, Mr. Haskell, Mr. Chamberlain and Mr. Blumenthal are members of the committee that administers the Company's Employee Stock Ownership Plan. That committee does not have voting or investment power with respect to the shares held by the Employee Stock Ownership Trust.
    (3) The named beneficial owner has shared voting power with respect to 1,059,131 shares and no dispositive power with respect to 38,900 shares.

Security Ownership of Management.

     The following table sets forth information, as of December 31, 1997, with respect to the beneficial ownership of the Company's Common Stock by each director or nominee for director, each of the executive officers identified under the Summary Compensation Table and by all directors and executive officers as a group.


                                    Amount and Nature
                                    of Beneficial              Percent
    Name of Director                Ownership(1)               of Class
    ----------------
    Michael J. Emmi                   435,983 (2)                       2.6%

    Michael D. Chamberlain            131,967 (3)                         *

    Thomas I. Unterberg               152,000 (4)                         *

    Gabriel A. Battista                        --                        --

    Allen R. Freedman                 141,606 (5)                         *

    Eric Haskell                      103,553 (6)                         *

    Richard A. Blumenthal              80,787 (7)                         *

    Mark A. Cochran                     2,212 (8)                         *

    All directors and executive     1,048,108 (9)                       6.1%

    officers as a group (8 persons)

--------------------------------------------------------------------------------

(1) Information with respect to beneficial ownership is based upon information furnished by each director and officer. Unless otherwise specified, the named shareholders have sole voting and investment power with respect to all of the shares indicated.
(2) Includes 1,268 shares with respect to which Mr. Emmi does not have investment power, 2,000 shares owned by Mr. Emmi as custodian for his daughter, and options currently exercisable, or which can be exercised within sixty days of December 31, 1997, to purchase 193,000 shares.
(3) Includes 717 shares with respect to which Mr. Chamberlain does not have investment power, and options currently exercisable, or which can be exercised within sixty days of December 31, 1997, to purchase 110,000 shares.
(4) Includes 3,000 shares which are owned by Mr. Unterberg's wife, with respect to which Mr. Unterberg has neither voting power nor investment power, and options currently exercisable, or which can be exercised within sixty days of December 31, 1997, to purchase 24,000 shares.
(5) Includes options currently exercisable, or which can be exercised within sixty days of December 31, 1997, to purchase 24,000 shares.
(6) Includes 553 shares with respect to which Mr. Haskell does not have investment power, 8,000 shares owned by Mr. Haskell as custodian for his children, and options currently exercisable, or which can be exercised within sixty days of December 31, 1997, to purchase 69,000 shares.
(7) Includes 769 shares with respect to which Mr. Blumenthal does not have investment power, 18 shares owned by Mr. Blumenthal as custodian for his daughter, and options currently exercisable, or which can be exercised within sixty days of December 31, 1997, to purchase 58,000 shares.
(8) Includes 212 shares with respect to which Mr. Cochran does not have investment power, and options currently exercisable, or which can be exercised within sixty days of December 31, 1997, to purchase 2,000 shares.
(9) Includes options currently exercisable, or which can be exercised within sixty days of December 31, 1997, to purchase 480,000 shares and 6,549 shares with respect to which the group does not have investment power.

            AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION
                                 (Proposal 2)


  On November 18, 1997, the Board of Directors authorized an amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $.01 per share ("Common Stock"), from 24,000,000 to 100,000,000. The stockholders are being asked to approve this proposed amendment. As of December 31, 1997, 16,619,344 shares of Common Stock were issued and outstanding, 2,684,175 shares were reserved for issuance under the Company's various stock incentive plans, and 1,417,061 shares were reserved for issuance in connection with the conversion of the Company's 5% Convertible Subordinated Debentures due 2004.


  The principal purpose of the proposed amendment to the Certificate is to provide the Company with more flexibility to authorize additional shares of Common Stock which will be available in the event that the Board of Directors determines that it is necessary or appropriate to effect future stock dividends or stock splits, to raise additional capital through the sale of securities, to acquire another company or its business or assets through the issuance of securities, to invest in another company, to provide stock for management incentive and employee benefit plans and for other general corporate purposes.

  Authorized but unissued shares of the Company's Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority or approval from the Company's stockholders, except as otherwise required by the Delaware General Corporation Law, the Securities and Exchange Commission or the Nasdaq Stock Market.

  The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, to the extent that the additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued, could have a dilutive effect on earnings per share and on the equity ownership of the existing common stockholders. The holders of Common Stock have no preemptive rights to purchase any stock of the Company.

  Although it is not the purpose of the proposed amendment, the authorized but unissued shares of Common Stock could have the effect of discouraging, delaying or making more difficult a change in the control of the Company without further action by the shareholders. Shares of authorized and unissued Common Stock could be issued in one or more lawful transactions which would make a change in control of the Company more difficult, and therefore less likely. The issuance of additional shares might also serve to dilute the stock ownership and voting rights of persons seeking to obtain control of the Company. The Board of Directors is not aware of any pending or proposed effort to acquire control of the Company.

  The approval of the amendment to the Certificate requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company as of the Record Date. An abstention or broker non-vote is not an affirmative vote and will therefore have the same effect as a vote against the proposal.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL 2 TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION.

            AMENDMENT TO THE COMPANY'S 1994 LONG-TERM INCENTIVE PLAN
                                  (Proposal 3)


  At the Annual Meeting, the stockholders are being asked to approve the adoption of an amendment to the Company's 1994 Long-Term Incentive Plan (the "1994 Plan"), as approved by the Board of Directors, which increases the number of shares reserved for issuance thereunder from 1,750,000 to 2,750,000 shares of Common Stock (the "Proposed Amendment").

  The 1994 Plan is intended to provide additional compensation and incentives to eligible individuals whose present and potential contributions are important to the continued success of the Company, to afford such persons an opportunity to acquire a proprietary interest in the Company and to enable the Company to continue to attract and retain the best available talent for the successful conduct of its business. It also provides the Company flexibility to adapt the compensation of key employees in a changing business environment.

  As of December 31, 1997, options to purchase an aggregate of 107,099 shares of Common Stock issued under the 1994 Plan had been exercised, and options to purchase 1,487,290 shares were outstanding. Without taking into account the Proposed Amendment, 155,611 shares remained available for future grants as of December 31, 1997. If the Proposed Amendment is approved, an additional 1,000,000 shares will be available for future grants under the 1994 Plan.

  The table under the caption "Option Grants in Fiscal Year Ended September 30, 1997" above provides information with respect to the grant of options under the 1994 Plan to the Chief Executive Officer and the other named executive officers during fiscal 1997. Non-executive officers as a group (approximately 91 employees) were granted options to purchase an aggregate of 239,850 shares under the 1994 Plan during fiscal 1997.

  The following is a summary of the principal provisions of the 1994 Plan, but it is not intended to be a complete description of all of the terms and provisions of the 1994 Plan. A copy of the 1994 Plan, as proposed to be amended pursuant to the Proposed Amendment, is included herein as Appendix "A", and the description of the principal provisions of the 1994 Plan is qualified in its entirety by reference thereto. All defined terms used below not otherwise defined herein, have the meaning set forth in the 1994 Plan, unless otherwise indicated.

History

  The 1994 Plan was adopted by the Company's Board of Directors on January 11, 1994 and was approved by the Company's stockholders on February 25, 1994, and a total of 1,750,000 shares of the Company's Common Stock were reserved for issuance thereunder. No award may be made under the 1994 Plan after February 24, 2004.

Purpose

  The purpose of the 1994 Plan is to provide eligible employees of the Company with financial incentives to enhance shareholder value and to enable the Company to attract, retain and motivate employees.

Administration

  The 1994 Plan is currently administered by Board of Directors of the Company (the "Board"). Subject to the terms of the 1994 Plan, the Board determines the persons who are to receive awards, the number of shares subject to each award, and the terms and conditions of such awards. The Board also has the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. Such interpretations are binding on the Company and on the participants.

  The Board may generally amend, alter or discontinue the 1994 Plan at any time, but no amendment, alteration or discontinuation may be made which would impair the rights of a participant with respect to an award which has been made under the 1994 Plan.

Eligibility

  Only officers and other employees of the Company (including director-employees, but excluding any other person who serves the Company only as a director) and/or its subsidiaries are eligible to be granted awards under the Plan (collectively, "participants"). No individual may receive, over the term of the 1994 Plan, more than an aggregate of 30% of the shares of Common Stock authorized for grant under the 1994 Plan. As of December 31, 1997, the Company and its subsidiaries employed approximately 2,700 employees, including officers.

Adjustments to Outstanding Awards; Effect of the Expiration or Termination of Awards

  In the event of any merger, reorganization, recapitalization, stock dividend or other change in corporate structure affecting the Common Stock, the Board of Directors may adjust accordingly the number of shares reserved for issuance under the 1994 Plan, the number and option price of shares subject to outstanding stock options granted under the 1994 Plan and the number and price of shares subject to other awards made under the 1994 Plan. In addition, the shares related to the unexercised or undistributed portion of any terminated, expired or forfeited award for which no material benefit was received by a participant in the 1994 Plan also are made available for distribution in connection with future awards.

Stock Options

  The 1994 Plan permits the Board to grant to any participant Incentive Stock Options and Non-qualified Stock Options ("Stock Options"). The per share exercise price of a Stock Option shall be determined by the Board when the Stock Option is granted and may not be less than 100% of the Fair Market Value (as defined in the 1994 Plan) of the Common Stock at the time of grant (and not less than 110% in the case of an Incentive Stock Option granted to a participant who, at the time the Stock Option is granted, owns more than 10% of the voting power of all classes of stock of the Corporation or of a Subsidiary (a "10% Owner")).

  Subject to the limitations of the 1994 Plan, each Stock Option will be exercisable at such time or times and in the installments determined by the Board, commencing not earlier than six months following the date of grant. No Stock Option shall be exercisable more than ten years after the date it is granted. An Incentive Stock Option granted to a 10% Owner shall not have a term of more than five years. Exercise of Incentive Stock Options is subject to additional restrictions imposed by the Code. In the discretion of the Board, the purchase price for shares acquired pursuant to the exercise of a Stock Option may be paid in cash or by shares of Restricted or unrestricted Common Stock. When a participant gives notice of exercise of an Stock Option, the Board of Directors may elect to terminate all or part of the portion of the Stock Option proposed to be exercised, provided the Company pays the participant an amount in cash equal to the excess of the Fair Market Value of the Common Stock otherwise issuable over the exercise price of the Stock Option on the effective date of such cash-out. In addition, the Board of Directors may require that all or part of the shares to be issued pursuant to exercise of a Stock Option take the form of Restricted Stock. The Board may also agree to cooperate in a "cashless exercise" of a Stock Option, which shall be effected by the participant delivering to a securities broker instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith.

  Under the Code, a participant will not recognize taxable income upon grant or exercise of an Incentive Stock Option and the Company and its Subsidiaries will not be entitled to any deduction with respect thereto. However, upon the exercise of an Incentive Stock Option, the excess of the Fair Market Value on the date of exercise of the shares received over the exercise price of shares will be treated as an adjustment to alternative minimum taxable income. Consequently, exercise of an Incentive Stock Option could subject an optionee to alternative minimum tax or increase an optionee's alternative minimum taxable income. In order for the exercise of an Incentive Stock Option to qualify for the foregoing tax treatment, the participant generally must be an employee of the Company or a subsidiary from the date the Incentive Stock Option is granted through the date three months before the date of exercise, except that special rules apply in the case of death or Disability (as defined in the 1994 Plan).

  If the participant has held the shares acquired upon exercise of an Incentive Stock Option for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the shares by the participant, the difference, if any, between the sales price of the shares and the exercise price of the Stock Option will be treated as long-term capital gain or loss. If the participant does not satisfy these holding period requirements, a "disqualifying disposition" occurs and the participant will recognize ordinary income at the time of the disposition of the shares in an amount equal to the excess of the fair market value of the shares at the time the Stock Option was exercised over the exercise price of the Stock Option. The balance of gain realized, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the Stock Option was exercised. If the participant sells the shares prior to the satisfaction of the holding period requirements but at a price below the fair market value of the shares at the time the Stock Option was exercised, the amount of ordinary income will be limited to the amount realized on the sale in excess of the exercise price of the Stock Option. The Company and its subsidiaries will generally be allowed a deduction to the extent the participant recognizes ordinary income.

  In general, a participant to whom a Non-Qualified Stock Option is granted will recognize no income when the Stock Option is granted. Upon exercise of a Non-Qualified Stock Option, the participant will recognize ordinary income equal to the excess of the Fair Market Value of the shares on the date of exercise over the exercise price of the Stock Option unless the shares received are Restricted Stock, in which case the exercising participant may elect to recognize such income. If the Company and its subsidiaries comply with applicable withholding requirements, the employer corporation will generally be entitled to a compensation deduction in the same amount and at the same time as the participant recognizes ordinary income.

  There are no tax consequences to a participant or to the Company if a Stock Option lapses before it is exercised or forfeited.

  Stock Appreciation Rights

  The 1994 Plan permits the granting of stock appreciation rights ("Stock Appreciation Rights") in connection with the grant of Stock Options. A Stock Appreciation Right or the applicable portion thereof granted with respect to a given Stock Option shall generally terminate and no longer be exercisable upon the termination or exercise of the related Stock Option. A Stock Appreciation Right permits the participant to receive, upon exercise of the Stock Appreciation Right, an amount in cash and/or shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock over the exercise price per share specified in the related Stock Option, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised. The Board of Directors shall have the right to determine the form of payment. Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable, provided, however, that any Stock Appreciation Right granted subsequent to the grant of the related Stock Option shall, in general, not be exercisable during the first six months of its term.

  Upon exercise of a Stock Appreciation Right, the participant will recognize ordinary income in an amount equal to the cash or the Fair Market Value of the shares received on the exercise date. If the Company and its Subsidiaries comply with applicable withholding requirements, they will generally be entitled to a compensation deduction in the same amount and at the same time as the participant of a Stock Appreciation Right recognizes ordinary income.

  Restricted Stock

  Shares of restricted stock ("Restricted Stock") may be issued either alone or in addition to other awards granted under the 1994 Plan. The Board will determine the recipients of shares of Restricted Stock, the number of shares to be awarded, the price (if any) to be paid by such recipient, the time or times within which such awards may be subject to forfeiture, and all other conditions of the award. The provisions of Restricted Stock Awards need not be the same with respect to each recipient. The purchase price for shares of Restricted Stock may be zero. The Company will issue a certificate representing the shares of Restricted Stock granted to each recipient, which certificate in respect of the Restricted Stock shall bear a legend marking such stock as Restricted Stock. Although such certificate(s) will be held in custody by the Company until the restrictions thereon have elapsed, such recipient shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Board of Directors, at the time of award, may permit or require the payment of cash dividends to be deferred and reinvested in additional shares of Restricted Stock. During the Restriction Period (as defined in the 1994 Plan) set by the Board of Directors, the recipient will not be permitted to transfer or encumber shares of Restricted Stock; provided that the Board of Directors may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part. Upon the expiration of the Restriction Period without a prior forfeiture of the Restricted Stock, the certificates for such shares of Restricted Stock shall be delivered to the recipient of the award.

  Unless the participant elects to recognize income at the time of a Restricted Stock award, a participant will not realize taxable income and the Company will not be entitled to a deduction upon the grant of Restricted Stock. When the shares are no longer subject to a substantial risk of forfeiture or become transferable, the participant will realize taxable ordinary income in an amount equal to the excess of the Fair Market Value of such shares at such time and any amount paid for such Common Stock (the "Bargain Element"), and the Company will be entitled to a deduction in the same amount, provided the Company complies with the applicable withholding requirements. The participant may elect to recognize the Bargain Element as income in the year of the award by making an election with the Internal Revenue Service. Dividends received by a participant on Restricted Stock during the Restriction Period are taxable to the participant as ordinary compensation income and will be deductible by the Company unless the aforementioned election is made, rendering dividends taxable as dividends and nondeductible.

  Long-Term Performance Award

  The 1994 Plan permits the Board of Directors to grant to any participant long-term performance awards ("Long-Term Performance Awards"). The Board will determine in advance the nature, length and starting date of the Performance Period (as defined in the 1994 Plan) for each Long-Term Performance Award, which shall be at least two years, and shall determine the performance objectives to be used in valuing Long-Term Performance Awards and determining the extent to which such Long-Term Performance Awards have been earned. Performance objectives may vary from participant to participant and between groups of participants. In the event of special or unusual events or circumstances affecting the application of one or more performance objectives to a Long-Term Performance Award, the Board may revise the performance objectives and/or underlying factors and criteria applicable to the Long-Term Performance Awards affected. Long-Term Performance Awards may be denominated in dollars or in shares of Common Stock, and to the extent that the relevant measure of performance is met, payments may be made in the form of cash or Common Stock, including shares of Restricted Stock, either in a lump sum payment or in annual installments commencing as soon as practicable after the end of the relevant Performance Period. Unless otherwise provided in the applicable award agreement, if a participant terminates employment with the Company during a Performance Period because of death, Disability or retirement, the participant shall be entitled to a payment with respect to each outstanding Long-Term Performance Award at the end of the applicable Performance Period based upon the participant's performance for the portion of such Performance Period ending on the date of termination and pro-rated for the portion of the Performance Period during which the participant was employed by the Company, as determined by the Board of Directors.

  A participant receiving a Long-Term Performance Award will not realize taxable income until the award is paid, in an amount equal to the amount of cash received or the Fair Market Value of shares received in payment, and the Company will generally be entitled to a corresponding deduction at such time, subject to satisfaction of applicable withholding requirements. If Restricted Stock is used in payment of a Long-Term Performance Award, the participant will have the Federal income tax consequences described above under "Restricted Stock."

  The 1994 Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant by the Company, nothing contained in the 1994 Plan gives any participant any rights that are greater than those of a general creditor of the Company.

  The affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the Proposed Amendment is required to approve the Proposed Amendment. An abstention is not an affirmative vote and will therefore have the same effect as a vote against the Proposed Amendment. A share with respect to which a broker non-vote exists on this Proposal 3 is not considered a share "eligible to vote," and accordingly, a broker non-vote will have no effect on the outcome of this Proposal 3.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL 3 TO APPROVE THE AMENDMENT TO THE COMPANY'S 1994 LONG-TERM INCENTIVE PLAN.

SELECTION OF AUDITORS

  The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 1998. Ernst & Young LLP has acted as independent auditors for the Company since 1976. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

OTHER BUSINESS

  Management knows of no other matters that will be presented at the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, or any adjournment or postponement thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

ANNUAL REPORT

  A copy of the Company's Annual Report to Shareholders for fiscal 1997 accompanies this Proxy Statement.

RESTRICTION ON INCORPORATION BY REFERENCE

  The information contained in this Proxy Statement under the captions "Board Compensation Committee Report on Executive Compensation" and "Stock Performance Chart" shall not be, or be deemed to be, incorporated by reference into the Company's Annual Report on Form 10-K for fiscal 1997.

SHAREHOLDER PROPOSALS

  To be eligible for inclusion in the Company's proxy materials for the 1998 Annual Meeting of Shareholders, a proposal intended to be presented by a shareholder for action at that meeting must, in addition to meeting the shareholder eligibility and other requirements of the Securities and Exchange Commission's rules governing such proposals, be received not later than September 29, 1998 by the Secretary of the Company at the Company's principal executive offices, Great Valley Corporate Center, Four Country View Road, Malvern, Pennsylvania 19355.

COST OF SOLICITATION

  The cost of soliciting Proxies will be borne by the Company. In addition to solicitation by mail and by the Company's regular officers and employees personally or by telephone, telegram, facsimile transmission or express mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company may reimburse them for any attendant expenses. In the event that the Company engages outside personnel to solicit proxies on its behalf, the Company will pay their fees and expenses.

  It is important that your shares be represented at the meeting. Therefore, whether or not you expect to be present in person, you are respectfully requested to complete and sign the enclosed Proxy and promptly return it in the enclosed stamped addressed envelope. This will not prevent you from voting in person at the meeting. It will, however, help to assure a quorum and avoid added proxy solicitation costs.

                              By Order of the Board of Directors



                              Richard A. Blumenthal
                              Secretary



Dated: January 22, 1998
Malvern, Pennsylvania

                                  Appendix A

                   Systems & Computer Technology Corporation
                         1994 Long-Term Incentive Plan

     Section 1.  Purpose; Definitions

     The name of this plan is the Systems & Computer Technology Corporation 1994 Long-Term Incentive Plan (the "Plan"). The purpose of the Plan is (i) to provide employees of Systems & Computer Technology Corporation, a Delaware corporation (the "Corporation"), selected by the Board of Directors of the Corporation, including employees of the Corporation who are also directors of the Corporation, with financial incentives to enhance shareholder value and (ii) to enable the Corporation to attract, retain and motivate employees.

     For purposes of the Plan, the following terms shall be defined as set forth below:

          (a) "Affiliate" means, with respect to a person or entity, a person that directly or indirectly controls, or is controlled by, or is under common control with such person or entity.

          (b)  "Board" means the Board of Directors of the Corporation.

          (c) "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty.

          (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

          (e)  "Committee" means the Board of Directors.

          (f) "Disability" means permanent and total disability, as determined under the Corporation's long-term disability program, except that Disability of an optionee with respect to an Incentive Stock Option shall occur if the optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve
     (12) months.

          (g) "Fair Market Value" means, as of any given date, the closing price for a share of Stock, as reported on the National Association of Securities Dealers Automated Quotation System (or, if the Stock is subsequently listed on a national securities exchange, the closing price for a share of Stock on the exchange on the relevant date).

          (h) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

          (i) "Long-Term Performance Award" or "Long-Term Award" means an award made pursuant to Section 8 hereof that is payable in cash and/or Stock (including Restricted Stock) in accordance with the terms of the grant, based on Corporation, business unit and/or individual performance over a period of at least two years, in each case as determined by the Committee and as set forth in the grant letter.

          (j) "Non-Qualified Stock Option" means any Stock Option that is not an

     Incentive Stock Option.

          (k) "participant" means an employee of the Corporation or a Subsidiary to whom an award is granted pursuant to the Plan.

          (l) "Restricted Stock" means an award of shares of Stock that is subject to restrictions pursuant to Section 7 hereof.

          (m) "Retirement" means termination of the employment of a participant with the Corporation or a Subsidiary other than a termination effected at the direction of the Corporation (whether or not the Corporation effects such termination for Cause).

          (n) "Securities Broker" means a registered securities broker acceptable to the Corporation who agrees to effect the cashless exercise of an Option pursuant to Section 5(l) hereof.

          (o) "Stock" means the Common Stock, $.01 par value per share, of the Corporation.

          (p) "Stock Appreciation Right" means the right, pursuant to an award granted under Section 6 hereof, to surrender to the Corporation all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof) and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

          (q) "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5 hereof.

          (r) "Subsidiary" means, in respect of the Corporation, a subsidiary corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

     Section 2. Administration The Plan shall be administered by the Board of Directors, and all references herein to the Committee shall be construed to mean the Board of Directors.

     The Committee shall have the authority to grant to eligible employees (including director-employees), pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock and/or (iv) Long-Term Performance Awards. In particular, the Committee shall have the authority:

          (a) to select the officers and other employees of the Corporation or a Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock and Long-Term Performance Awards may from time to time be granted hereunder;

          (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock and Long-Term Performance Awards, or any combination thereof, are to be granted hereunder;

          (c) to determine the number of shares of Stock to be covered by each such award granted hereunder;

          (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or forfeiture waiver regarding any Stock Option or other award and/or the shares of Stock relating thereto, based on such factors as the Committee shall determine, in its sole discretion;

          (e) to determine whether and under what circumstances a Stock Option may be settled in cash or stock, including Restricted Stock under Section 5(k);

          (f) to determine whether and under what circumstances a Stock Option may be exercised without a payment of cash under Section 5(l); and

          (g) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under the Plan may be deferred either automatically or at the election of the participant.

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

     All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and participants. No member of the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan or any award made under the Plan.

     Section 3.  Stock Subject to the Plan

     (a) Stock Subject to the Plan. The stock to be subject or related to awards under the Plan shall be shares of Stock and may be either authorized and unissued shares of Stock or shares of Stock held in the treasury of the Corporation. The maximum number of shares of Stock that may be the subject of an award under the Plan is 2,750,000 and the Corporation shall reserve for the purposes of the Plan, out of its authorized and unissued shares of Stock or out of shares of Stock held in its treasury, or partly out of each, such number of shares.

     Notwithstanding the foregoing, no individual shall receive, over the term of the Plan, awards for more than an aggregate of 30% of the shares of Stock authorized for grant under the Plan.

     (b) Computation of Stock Available for the Plan. For the purpose of computing the total number of shares of Stock available under the Plan at any time during which the Plan is in effect, there shall be debited against the total number of shares of Stock determined to be available pursuant to paragraphs (a) and (c) of this Section 3 the maximum number of shares of Stock subject to issuance upon exercise of Options or other stock based awards made under the Plan.

     (c) Effect of the Expiration or Termination of Awards. If and to the extent that an award made under the Plan expires, terminates or is cancelled or forfeited for any reason without having been exercised in full, the shares of Stock associated with the expired, terminated, cancelled or forfeited portion of the award shall again become available for award under the Plan. In addition, during the period that any award remains outstanding under the Plan, the Committee may make good faith adjustments with respect to the number of shares of Stock attributable to such awards for purposes of calculating the maximum number of shares available for the granting of future awards under the Plan.

     (d) Other Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares of Stock reserved for issuance under the Plan, in the number and option price of shares of Stock subject to outstanding Options granted under the Plan and in the number and price of shares of Stock subject to other awards made under the Plan, as may be determined to be appropriate by the Committee in its sole discretion, provided that the number of shares of Stock subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option.

     Section 4. Eligibility Only officers and other employees of the Corporation (including director-employees, but excluding any other person who serves the Corporation only as a director) and/or its Subsidiaries are eligible to be granted awards under the Plan.

     Section 5. Stock Options Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

     Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such
Section 422.

     Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

          (a) Option Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock on the date of the grant. However, any Incentive Stock Option granted to any optionee who, at the time the Option is granted, owns more than 10% of the voting power of all classes of stock of the Corporation or of a Subsidiary, shall have an exercise price per share of not less than 110% of Fair Market Value per share on the date of the grant.

          (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date the Option is granted. However, any Option granted to any optionee who, at the time the

     Option is granted, owns more than 10% of the voting power of all classes of stock of the Corporation or of a Subsidiary may not have a term of more than five years. No Option may be exercised by any person after expiration of the term of the Option.

          (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant; provided, however, that, except as provided in
     Section 5(f), unless otherwise determined by the Committee at grant, no Stock Option shall be exercisable during the six-month period following the date of the grant of the Option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

          (d)  Method of Exercise. Subject to the exercise provisions under
     Section 5(c), Stock Options may be exercised in whole or in part at any time and from time to time during the term of the Option, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part of the exercise price of a Stock Option may be made in the form of unrestricted Stock based on the Fair Market Value of the Stock on the date the Option is exercised; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Stock may be authorized only at the time the Option is granted.

          The Committee, in its sole discretion, may at the time of grant or such later time as it determines, permit payment of a Stock Option exercise price of a Non-Qualified Stock Option to be made in whole or in part in the form of Restricted Stock based on the Fair Market Value of the Stock on the date the Option is exercised (computed without regard to the restrictions applicable to the Restricted Stock); provided, however, that in the case of an Incentive Stock Option, the right to make a payment in the form of Restricted Stock may be authorized only at the time the Option is granted. If such payment is permitted, then Stock received upon the exercise of the Option may be subject to the same forfeiture restrictions as the Restricted Stock used to make the payment, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

          If payment of the Option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of unrestricted Stock already owned by the participant, the Corporation may require that the Stock have been owned by the participant for a period of six months or longer from the date of payment.

          No shares of Stock shall be issued upon exercise of an Option until full payment therefor has been made. An optionee shall generally have the rights to dividends and other rights of a shareholder with respect to shares of Stock subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 11(a) hereof.

          (e) Non-transferability of Options. Except as may be otherwise determined by the Board with respect to any particular award under the
     Plan: (i) no award under the Plan shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code or Title I of the Employee Retirement Income Security Act, and (ii) all awards under the Plan shall be exercisable, during the participant's lifetime, only by the participant or, in the event of his Disability, by his personal representative.

          (f) Termination by Reason of Death. Subject to Section 5(j), if an optionee's employment by the Corporation or any Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such shorter period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (g) Termination by Reason of Disability. Subject to Section 5(j), if an optionee's employment by the Corporation or any Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee or his personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period of six months (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the optionee dies within such six-month period (or such shorter period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall, at the sole discretion of the Committee, thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (h) Termination by Reason of Retirement. Subject to Section 5(j), if an optionee's employment by the Corporation or any Subsidiary terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after grant, for a period of thirty (30) days from the date of such termination of employment, or the stated term of such Stock Option, whichever period is the shorter.

          (i) Other Termination. Unless otherwise determined by the Committee at or after grant, if an optionee's employment by the Corporation or any Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such termination, if the optionee is involuntarily terminated by the Corporation or any Subsidiary without Cause, but only for a period of thirty (30) days from the date of such termination or employment or the stated term of such Stock Option, whichever period is shorter.

          (j) Incentive Stock Option Limitations. To the extent required for "incentive stock option" status under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other plan of the Corporation or any Subsidiary shall not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options shall be taken into account in the order granted.

          To the extent (if any) permitted under Section 422 of the Code without causing an Incentive Stock Option to lose its status as such or to be deemed to be a new Incentive Stock Option under the modification rules of
     Section 424(h) of the Code, and subject to any restrictions imposed by the Committee, if (i) a participant's employment with the Corporation is terminated by reason of death, Disability or Retirement and (ii) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 5(f), (g) or (h), applied without regard to this Section 5(j), is greater than the portion of such Option that is exercisable as an "incentive stock option" during such post-termination period under Section 422 after taking the $100,000 limitation into account, such post-termination period of exercisability shall automatically be extended (but not beyond the original Option term) to the extent necessary to permit the optionee to exercise such Incentive Stock Option without violating the $100,000 limitation. The Committee is also authorized to provide at grant for a similar extension of the post-termination exercise period in the event of a Change-in-Control.

          (k) Cash-out of Option; Settlement of Restricted Stock. On receipt of written notice to exercise, the Committee may, in its sole discretion, elect to terminate all or part of the portion of the Option(s) proposed to be exercised provided that the Corporation pays the optionee an amount in cash equal to the excess of the Fair Market Value of the Stock otherwise issuable over the Option price (the "Spread Value") on the effective date of such cash-out.

          In addition, if the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued upon exercise of an Option take the form of Restricted Stock. For this purpose, such Restricted Stock shall be valued on the date of exercise on the basis of the Fair Market Value of such Restricted Stock determined without regard to the forfeiture restrictions involved.

          (l) Cashless Exercise. To the extent permitted under the Rules, and with the consent of the Committee, the Corporation agrees to cooperate in a "cashless exercise" of an Option. The cashless exercise shall be affected by the participant delivering to the Securities Broker instructions to sell a sufficient number of shares of Stock to cover the costs and expenses associated therewith.

     Section 6.  Stock Appreciation Rights

     (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan and, subject to Section 5(e) hereof, shall be transferable only upon transfer of the related Stock Option. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

     A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the number of shares covered by an exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

     A Stock Appreciation Right may be exercised by an optionee, in accordance with Section 6(b) of the Plan, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b) of the Plan. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

     (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, in its sole discretion, including the following:

          (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided, however, that any Stock Appreciation Right granted subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

          (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the Option price per share specified in the related Stock Option, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

          (iii) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related, shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

          (iv) A Stock Appreciation Right granted in connection with a Stock Option may be exercised only if and when the market price of the Stock subject to the Stock Option exceeds the exercise price of such Stock Option.

     Section 7.  Restricted Stock

     (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees of the Corporation and its Subsidiaries to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards.

     The Committee may condition the vesting of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion, at the time of the award.

     The provisions of Restricted Stock awards need not be the same with respect to each recipient.

     (b) Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the applicable terms and conditions of such award. The purchase price for shares of Restricted Stock may be zero.

     Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

     "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Systems & Computer Technology Corporation 1994 Long-Term Incentive Plan and an Agreement entered into between the registered owner and Systems & Computer Technology Corporation. Copies of such Plan and Agreement are on file in the offices of Systems & Computer Technology Corporation."

     The Committee shall require that the stock certificates evidencing shares of Restricted Stock be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered to the Corporation a stock power, endorsed in blank, relating to the Stock covered by such award.

     (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

          (i) During a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of Restricted Stock awarded under the Plan. The Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

          (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Corporation, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 3 of the Plan.

          (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant's employment with the Corporation for any reason during the Restriction Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the participant.

          (iv) In the event of hardship or other special circumstances of a participant whose employment with the Corporation is involuntarily terminated (other than for Cause), the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock, based on such factors as the Committee may deem appropriate.

          (v) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered by the Corporation to the participant.

     Section 8.  Long Term Performance Awards

     (a) Awards and Administration. Long Term Performance Awards may be awarded either alone or in addition to other awards granted under the Plan. Prior to award of a Long Term Performance Award, the Committee shall determine the nature, length and starting date of the performance period (the "Performance Period") for each Long Term Performance Award, which shall be at least two years (subject to Section 9 below), and shall determine the performance objectives to be used in valuing Long Term Performance Awards and determining the extent to which such Long Term Performance Awards have been earned. Performance objectives may vary from participant to participant and between groups of participants and shall be based upon such Corporation, business unit and/or individual performance factors and criteria as the Committee may deem appropriate, including, but not limited to, earnings per share or return on equity. Performance Periods may overlap and participants may participate simultaneously with respect to Long Term Performance Awards that are subject to different Performance Periods and/or different performance factors and criteria.

     At the beginning of each Performance Period, the Committee shall determine for each Long Term Performance Award subject to such Performance Period the range of dollar values or number of shares of Stock to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measure(s) of performance for such Long Term Performance Award is (are) met. Such dollar values or number of shares of Stock may be fixed or may vary in accordance with such performance and/or other criteria as may be specified by the Committee, in its sole discretion.

     (b) Adjustment of Awards. In the event of special or unusual events or circumstances affecting the application of one or more performance objectives to a Long Term Performance Award, the Committee may revise the performance objectives and/or underlying factors and criteria applicable to the Long Term Performance Awards affected, to the extent deemed appropriate by the Committee, in its sole discretion, to avoid unintended windfalls or hardship.

     (c) Termination of Employment. Unless otherwise provided in the applicable award agreement(s), if a participant terminates employment with the Corporation during a Performance Period because of death, Disability or Retirement, such participant (or his estate) shall be entitled to a payment with respect to each outstanding Long Term Performance Award at the end of the applicable Performance
Period:

     (i) based, to the extent relevant under the terms of the award, upon the participant's performance for the portion of such Performance Period ending on the date of termination and the performance of the applicable business unit(s) for the entire Performance Period, and

     (ii) pro-rated, where deemed appropriate by the Committee, for the portion of the Performance Period during which the participant was employed by the Corporation, all as determined by the Committee, in its sole discretion.

     However, the Committee may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Committee deems appropriate, in its sole discretion.

     Subject to Section 9 below, if a participant terminates employment with the Corporation during a Performance Period for any other reason, then such participant shall not be entitled to any payment with respect to the Long Term Performance Awards subject to such Performance Period, unless the Committee shall otherwise determine, in its sole discretion.

     (d) Form of Payment. The earned portion of a Long Term Performance Award may be paid currently or on a deferred basis such interest or earnings equivalent as may be determined by the Committee, in its sole discretion. Payment shall be made in the form of cash or whole shares of Stock, including Restricted Stock, either in a lump sum payment or in annual installments commencing as soon as practicable after the end of the relevant Performance Period, all as the Committee shall determine at or after grant. If and to the extent a Long Term Performance Award is payable in Stock and the full amount of such value is not paid in Stock, then the shares of Stock representing the portion of the value of the Long Term Performance Award not paid in Stock shall again become available for award under the Plan. Prior to any payment, the Committee shall certify that all of the performance goals or other material terms of the award have been met.

     Section 9. Amendments and Termination. The Committee may amend, alter or discontinue the Plan at any time and from time to time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a participant with respect to a Stock Option, Stock Appreciation Right, Restricted Stock or Long Term Performance Award which has been granted under the Plan, without the participant's consent, or which, without the approval of the Corporation's stockholders, would:

         (a) except as expressly provided in the Plan, increase the total number of shares reserved for the purposes of the Plan;

         (b) decrease the option price of any Stock Option to less than 100% of the Fair Market Value on the date of grant;

         (c) change the employees or class of employees eligible to participate in the Plan; or

         (d)   extend the maximum Option term under Section 5(b) of the Plan.

     The Committee may substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher exercise prices.

     Subject to the above provisions, the Committee shall have broad authority to amend the Plan to take into account changes in applicable tax laws and accounting rules, as well as other developments. Notwithstanding the foregoing, no amendment to the Plan may be made by the Committee without the approval of the Corporation's stockholders if such approval would be required under the Rules in order to ensure that transactions effected under the Plan are eligible for the benefit of Rule 16b-3.

     Section 10. Unfunded Status of Plan The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Corporation, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu or with respect to awards hereunder, provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

     Section 11. General Provisions.

     (a) The Committee may require each person acquiring Stock or a Stock based award under the Plan to represent to and agree with the Corporation in writing that the participant is acquiring the Stock or Stock based award for investment purposes and without a view to distribution thereof and as to such other matters as the Committee believes are appropriate to ensure compliance with applicable Federal and state securities laws. The certificate evidencing such award and any securities issued pursuant thereto may include any legend which the Committee deems appropriate to reflect any restrictions on transfer and compliance with securities laws.

     All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Stock is then listed, and any other applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in the Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) The adoption of the Plan shall not confer upon any employee of the Corporation or a Subsidiary any right to continued employment with the Corporation or such Subsidiary, nor shall it interfere in any way with the right of the Corporation or such Subsidiary to terminate the employment of any of its employees at any time.

     (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment, of any Federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, the minimum required withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements and the Corporation shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (e) At the time of grant of an award under the Plan, the Committee may provide that the shares of Stock received as a result of such grant shall be subject to a right of first refusal, pursuant to which the participant shall be required to offer to the Corporation any shares that the participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant.

     (f) The reinvestment of dividends in additional Restricted Stock (or in other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 of the Plan for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

     (g) The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid.

     (h) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

     Section 12. Effective Date of Plan The Plan shall be effective on the date it is approved by the affirmative vote of the holders of a majority of the shares of Stock present, or represented, and entitled to vote on the Plan at a meeting of stockholders.

     Section 13. Term of Plan No Stock Option, Stock Appreciation Right, Restricted Stock or Long Term Performance Award shall be granted pursuant to the Plan on or after the tenth (10th) anniversary of the date of initial stockholder approval of the Plan, but awards granted prior to such tenth (10th) anniversary may extend beyond that date.

                                REVOCABLE PROXY
                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION

[X] PLEASE MARK VOTES
   AS IN THIS EXAMPLE

Proxy Solicited On Behalf Of The Board of Directors

    The undersigned, revoking all previous proxies, hereby appoints Michael J. Emmi and Richard A. Blumenthal, and each of them acting individually, as attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated below and in their discretion upon such other matters as may properly come before the meeting, all shares which the undersigned would be entitled to vote at the Annual Meeting of the Shareholders of the Company to be held on February 26, 1998, and at any adjournment or postponement thereof.

                                                        -----------------------
    Please be sure to sign and date                       Date
     this Proxy in the box below.
-------------------------------------------------------------------------------


   Stockholder sign above                Co-holder (if any) sign above
---                      ----------------                             ---------

C O M M O N


1.  Election of Directors:

    Thomas I. Unterberg            For    [_]    Withhold  [_]

    Michael D. Chamberlain         For    [_]    Withhold  [_]

    For a three-year term expiring at the 2001 Annual Meeting of Shareholders

2. Approval of an Amendment of the Company's Certificate of Incorporation to Increase the Authorized Shares of Common Stock from 24,000,000 to 100,000,000.

           For      Against   Abstain
           [_]        [_]       [_]

3. Approval of an Amendment to the Company's 1994 Long-Term Incentive Plan increasing the Number of Shares of Common Stock Reserved for Issuance thereunder from 1,750,000 to 2,750,000.

           For      Against   Abstain
           [_]        [_]       [_]


    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE FOR THE DIRECTORS LISTED ABOVE, "FOR" APPROVAL OF AN AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 24,000,000 TO 100,000,000, AND "FOR" APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1994 LONG-TERM INCENTIVE PLAN INCREASING THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER FROM 1,750,000 TO 2,750,000. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

    THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

    NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR STOCK CERTIFICATE. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNOR IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL WHERE STOCK IS ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS. ALL SUCH PERSONS SHOULD SIGN.

- -------------------------------------------------------------------
    Detach above card, sign, date and mail in postage paid envelope provided.


                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION

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